Other Payables and Accrued Liabilities	12 Months Ended
Sep. 30, 2025
Other Payables and Accrued Liabilities [Abstract]
OTHER PAYABLES AND ACCRUED LIABILITIES

Note 8 OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities consist of the following items:

	As of September 30,
	2025	2024
Legal fee payable	$270,977	$166,693
Accrued payroll	34,933	39,653
Mandatory provident fund payable	386	386
Deposits from private placement(1)	—	2,750,000
Others	15,315	229
Total	$321,611	$2,956,961

(1)	The balance as of September 30, 2024 mainly comprised of a deposit received of US$2.75 million cash from the investors. On September 9, 2024, the Group entered into a Securities Purchase Agreement with certain accredited investors for a private placement offering. The private placement closed on October 14, 2024.